Events occurring after the reporting period	6 Months Ended
Dec. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

 In January 2021, the Group amended the terms of the Hercules loan agreement to extend the interest-only period of the loan up to March 2022, subject to achieving certain milestones. Presentation at December 31, 2020 has not been changed as a result of this amendment.

There were no other events that have occurred after December 31, 2020 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.